UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 19, 2007

XTO ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800
(Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Amendment to Revolving Credit Agreement. On March 19, 2007, the Company amended its 5-Year Revolving Credit Agreement with J.P. Morgan Chase Bank, N.A., as Administrative Agent, and a syndicate of banks, as lenders, dated as of April 1, 2005. Material terms of the amendment are described in Item 2.03, which is incorporated by reference into this Item 1.01. The Third Amendment to 5-Year Revolving Credit Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Term Loan Agreement. On March 19, 2007, the Company, Bank of America, N.A., as Administrative Agent, and a syndicate of banks, as lenders, entered into an amendment to the Company’s $300 million Term Loan Credit Agreement, dated as of November 10, 2004. The amendment conforms the covenants contained in the term loan to be the same as contained in the 5-Year Revolving Credit Agreement, which was amended as of the same date. Other changes included extending the maturity date two years to April 1, 2012, reducing the spread on our Eurodollar loans, increasing the ratio of debt to total capitalization limit from 60% to 65%, and replacing the term consolidated tangible net worth with the term consolidated net worth, which is a component of total cap.  The Third Amendment to Term Loan Credit Agreement is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 19, 2007, the Company amended its $1.5 billion 5-year Revolving Credit Agreement with J.P. Morgan Chase Bank, N.A., as Administrative Agent, and a syndicate of banks, as lenders. The facility will be used by the Company to fund acquisitions, repay outstanding bank debt, as a backup facility for commercial paper and for general corporate purposes. As of March 19, 2007, the Company had no borrowings drawn on the facility. The amendment increased the total commitments of the agreement from $1.5 billion to $2 billion and permits commitment increases of up to $1 billion.  Other changes included increasing the ratio of debt to total capitalization limit from 60% to 65% and replacing the term consolidated tangible net worth with the term consolidated net worth, which is a component of total cap.  The Third Amendment to 5-Year Revolving Credit Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1 Third Amendment to 5-Year Revolving Credit Agreement dated March 19, 2007 between the Company and certain commercial banks named therein

10.2 Third Amendment to Term Loan Agreement dated March 19, 2007 between the Company and certain banks named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: March 23, 2007	By:	/s/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number and Description

10.1  Third Amendment to 5-Year Revolving Credit Agreement dated March 19, 2007 between  the Company and certain commercial banks named therein

10.2  Third Amendment to Term Loan Agreement dated March 19, 2007 between the Company and certain banks named therein